EX. 99.906CERT

Exhibit (b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Dale E. Palka
Dale E. Palka, President
(Principal Executive Officer) of
Plan Investment Fund, Inc.

Date: February 28, 2014

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Joseph S. Castellon
Joseph S. Castellon, Treasurer
(Principal Financial Officer) of
Plan Investment Fund, Inc.

Date: February 28, 2014